    As filed with the Securities and Exchange Commission on October 30, 1998.
                                                           Registration No. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 -------------
                                 JEFFBANKS, INC.
             (Exact name of Registrant as specified in its charter)

 Pennsylvania                               1845 Walnut Street                                  23-2189480
                                          Philadelphia, PA 19103
                                                                                              (I.R.S. Employer
(State of Incorporation)       (Address of principal executive offices) (Zip Code)       Identification Number)

               JEFFBANKS, INC. EQUITY INCENTIVE PLAN, FORMERLY THE REGENT BANCSHARES CORP. 1997 EQUITY INCENTIVE PLAN
                            (Full Title of the Plan)

                                 Betsy Z. Cohen
                      Chairman and Chief Executive Officer
                                 JeffBanks, Inc.
                               1845 Walnut Street
                             Philadelphia, PA 19103
                     (Name and Address of Agent for Service)

                                 (215) 861-7000
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                           J. Baur Whittlesey, Esquire
                            Ledgewood Law Firm, P.C.
                        1521 Locust Street - Eighth Floor
                             Philadelphia, PA 19102
                                 (215) 731-9450

                                   CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------
                                                     Proposed                   Proposed
Title of                                             maximum                    maximum
securities                 Amount                    offering                   aggregate        Amount of
to be                      to be                     price per                  offering         registration
registered                 registered                unit(1)                    price(2)         fee
-------------------------------------------------------------------------------------------------------------
Common stock, par
 value $1.00 per
 share                      154,026 shares           $ 22.28                    $4,799,290.70     $1,415.79
                             23,733 shares           $ 47.44
                              1,515 shares           $ 46.62
                              2,525 shares           $ 44.98
                              1,515 shares           $ 37.95
               --------------------------------------------------------------------------

(1) In accordance with Rule 457(h)(1), the price at which the options granted under the employee stock option plan are listed next to the amount of shares which may be exercised at such prices. Such prices and amounts have been adjusted pursuant to the Amended and Restated Agreement and Plan of Merger dated March 27, 1998 and effective March 18, 1998 between Regent Bancshares Corp., JeffBanks, Inc., JeffBanks Acquisitioncorp. V, Inc., Regent National Bank and Jefferson Bank.
(2) Calculated based upon the sum of all of the shares registered multiiplied by their respective exercise prices.

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.

         Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with the Introductory Note to Part I of Form S-8.

Item 2.  Registrant Information and Employee Plan Annual Information.

         Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with the Introductory Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents are hereby incorporated by reference in this registration statement:

         1. Registrant's Annual Report on Form 10-K for year ended December 31, 1997.

         2. Registrant's Quarterly Reports for the quarters ended September 30, 1998, June 30, 1998 and March 31, 1998 filed on Form 10-Q.

         3. Registrant's Current Reports on Form 8-K dated July 31, 1998 and March 18, 1998.

         4 The description of the Common Stock of the Registrant contained in the Registrant's Registration Statement on Form 8-A filed with the Commission including any amendments or reports filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Directors and Officers.

         Pursuant to the bylaws of the Registrant, the Registrant is required to indemnify any director or officer against any liability incurred in connection with any proceeding in which he or she may be involved as a party or otherwise by reason of the fact that such person was serving in an indemnified capacity except (i) where such indemnification is expressly prohibited by law, (ii) where the conduct of such person has finally been determined to constitute willful misconduct or recklessness under 15 Pa.C.S. Section 1746(b), or (iii) to the extent such indemnification has been finally determined in a final adjudication to be otherwise unlawful. As used in the bylaws, "indemnified capacity" means service as a director, officer, employee or agent of Registrant or, at Registrant's request, as a director, officer, employee, agent, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

         The following exhibits are filed herewith:

Exhibit
  No.                               Document
  ---                               --------

   4 JeffBanks, Inc. Equity Incentive Plan, formerly the Regent Bancshares Corp. 1997 Equity Incentive Plan.

   5 Opinion of Ledgewood Law Firm, P.C. as to the legality of securities being registered (including consent).

   23(a) Consent of Grant Thornton, LLP.

   23(b) Consent of Ledgewood Law Firm, P.C. (included in Exhibit 5).

   24 Power of Attorney (included as part of signature pages to this registration statement).


Item 9.  Undertakings.

Undertakings required by Item 512(a)
of Regulation S-K
---------------------------------

         The undersigned Registrant hereby undertakes:

         (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                  (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (i) and (ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

Undertakings required by Item 512(b)
of Regulation S-K
---------------------------------

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Undertakings required by Item 512(h)
of Regulation S-K
---------------------------------

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on October 21, 1998.


                                              JEFFBANKS, INC.


                                              By: /s/ Betsy Z. Cohen
                                                  -----------------------------
                                                  Betsy Z. Cohen
                                                  Chairman of the Board
                                                  (Chief Executive Officer)



                                POWER OF ATTORNEY

         Each person whose signature appears below in so signing also makes, constitutes and appoints Betsy Z. Cohen, Harmon S. Spolan and Edward E. Cohen, and each of them acting above, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to execute and cause to be filed with the Securities and Exchange Commission any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or said attorney-in-fact's substitute or substitutes may do or cause to be done by virtue hereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



  /s/ Betsy Z. Cohen                                   Date: October 21, 1998
-------------------------------------------
BETSY Z. COHEN, Chairman of the
Board and Director (Chief Executive
Officer



  /s/ Harmon S. Spolan                                 Date: October 21, 1998
-------------------------------------------
HARMON S. SPOLAN, President, Chief
Operating Officer and Director



  /s/ Edward E. Cohen                                  Date: October 21, 1998
-------------------------------------------
EDWARD E. COHEN, Chairman of the
Executive Committee and Director



 /s/ James R. Sibel                                    Date: October 21, 1998
-------------------------------------------
JAMES R. SIBEL, Executive Vice President,
Chief Credit Officer and Director



  /s/ Paul Frenkiel                                    Date: October 21, 1998
-------------------------------------------
PAUL FRENKIEL, Senior Vice President,
Chief Financial Officer and Treasurer
(Chief Accounting Officer)



  /s/ Robert J. Coleman                                Date: October 21, 1998
-------------------------------------------
ROBERT J. COLEMAN, Director



  /s/ Robert B. Goldstein
-------------------------------------------            Date: October 21, 1998
ROBERT B. GOLDSTEIN, Director



  /s/ John G. Hoopes
-------------------------------------------            Date: October 21, 1998
JOHN G. HOOPES, Director

  /s/ Hersh Kozlov                                     Date: October 21, 1998
-------------------------------------------
HERSH KOZLOV, Director



  /s/ William H. Lamb
-------------------------------------------            Date: October 21, 1998
WILLIAM H. LAMB, Director



 /s/ Arthur Makadon                                    Date: October 21, 1998
-------------------------------------------
ARTHUR MAKADON, Director



 /s/ P. Sherrill Neff
-------------------------------------------            Date: October 21, 1998
P. SHERRILL NEFF, Director



 /s/ John W. Rose
-------------------------------------------            Date: October 21, 1998
JOHN W. ROSE, Director




-------------------------------------------
WILLIAM D. WHITE, Director

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.  Document                                                      Page
-----------  --------                                                      ----

     4 JeffBanks, Inc. Equity Incentive Plan, formerly the Regent Bancshares Corp. 1997 Equity Incentive Plan

     5 Opinion of Ledgewood Law Firm, P.C. as to the legality of securities being registered (including consent).

    23(a)    Consent of Grant Thornton, LLP.

    23(b)    Consent of Ledgewood Law Firm, P.C. (included in
             Exhibit 5).

    24 Power of Attorney (included as part of signature pages to this registration statement).